                                                                  Exhibit 10.5


              CONSENT AND SECOND AMENDMENT TO THE FOURTH AMENDED
                   AND RESTATED REVOLVING CREDIT AGREEMENT


        This CONSENT AND SECOND AMENDMENT TO THE FOURTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment") is made as of March 7, 1997 by and among FIRST ENTERPRISE FINANCIAL GROUP, INC., formerly known as Centre Capital Funding Corp., an Illinois corporation ("FEFG"), FIRST ENTERPRISE ACCEPTANCE COMPANY ("FEAC"; FEFG and FEAC are collectively referred to herein as "Borrowers"), FIRST MIDWEST BANK, N.A. ("First Midwest"), BANK ONE, ILLINOIS, NA ("Bank One"), THE FIRST NATIONAL BANK OF CHICAGO ("First Chicago"), HARRIS BANK PALATINE, N.A. ("Harris"), FLEET BANK, NATIONAL ASSOCIATION ("Fleet"), CORESTATES BANK, N.A. ("CoreStates") and LASALLE NATIONAL BANK, a national banking association ("LaSalle") (LaSalle, First Midwest, Bank One, First Chicago, Harris, Fleet and CoreStates are sometimes collectively referred to herein as the "Banks" and each individually as a "Bank") and LaSalle as Agent for the Banks (the "Agent").


                                  BACKGROUND

        A. Borrowers, Banks and the Agent entered into a certain Fourth Amended and Restated Revolving Credit Agreement dated as of October 15, 1996, as amended as of January 31, 1997, which amended and restated in its entirety that certain Third Amended and Restated Revolving Credit Agreement dated as of September 1, 1995, as amended (as the same may be hereafter amended, modified or supplemented from time to time, the "Loan Agreement"), pursuant to which LaSalle and the other Banks have made revolving loans and advances to Borrowers.

        B. Borrowers desire to enter into certain transactions to securitize certain of their assets (the "1997 Securitization"), pursuant to which FEFG has organized and will capitalize First Enterprise Securitization Co. II ("FESC II"), a Delaware corporation and a special purpose subsidiary to which it and FEAC will sell, assign and pledge certain Automobile Finance Receivables and related rights to such special purpose subsidiary and continue to service such Automobile Finance Receivables after their sale in accordance with the terms of that certain Sale and Servicing Agreement dated as of March 1, 1997, among Borrowers, FESC II, and LaSalle National Bank, as backup servicer, and all other agreements, instruments an documents executed and delivered in connection with the 1997 Securitization (collectively, the "1997 Securitization Transaction Documents").

        C. Borrowers further desire to amend the Loan Agreement to provide for the Banks' consent to the formation and capitalization of FESC II and the 1997 Securitization and certain other modifications in the terms thereof.

        D. The Banks and the Agent are willing to consent to the 1997 Securitization and to amend the Loan Agreement provided that Borrowers, Banks and Agent enter into this Amendment and upon the terms and conditions set forth herein.

        E. Terms used herein but not defined herein shall have the meanings assigned to them in the Loan Agreement.

        NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

     SECTION 1 AMENDMENTS TO LOAN AGREEMENT

        1.1 Section 1.1 of the Loan Agreement is hereby amended by inserting the following new or amended definitions in their appropriate alphabetical positions:

        "Automobile Finance Receivable Reports" means those reports prepared by the Borrowers containing (i) a summary of the Borrowers' Automobile Finance Receivables balance as of the end of each calendar month (including separate information with respect to Automobile Finance Receivables in the Securitized Portfolio and the Off Balance Sheet Securitized Portfolio and with respect to the Sold Receivables), which balances the Borrowers shall represent and warrant as being calculated in accordance with GAAP and accurately reflecting the delinquency status on a contractual basis of the Automobile Finance Receivables (including a reasonable provision for uncollectibility) and which shall be presented in a format acceptable to the Banks, (ii) a reconciliation of the loan loss reserves and other similar reserves acceptable to the Banks, including separate information with respect to Automobile Finance Receivables in the Securitized Portfolio and the Off Balance Sheet Securitized Portfolio and with respect to the Sold Receivables) and (iii) summaries of repossessions and recoveries, allowable delinquencies and deferred Automobile Finance Receivables, each including separate information with respect to Automobile Finance Receivables in the Securitized Portfolio, the Off Balance Sheet Securitized Portfolio and with respect to the Sold Receivables).

        "Existing Securitization Transaction" means (a) FEFG's sale, assignment, pledge or contribution of the Eligible Automobile Receivables listed and described in Schedule A of the 1996 Sale and Servicing Agreement and all rights related thereto to FESC as part of the securitization of such Eligible Automobile Finance Receivables pursuant to the terms of the 1996 Sale and Servicing Agreement and the 1996 Trust Indenture, and the related transactions contemplated by the Securitization Transaction Documents and (b) the payment to the Agent of the Payoff Amount associated with such Eligible Automobile Finance Receivables.

        "FESC II" means First Enterprise Securitization Co. II, a Delaware corporation.

        "1996 Sale and Servicing Agreement means the Sale and Servicing Agreement dated as of June 1, 1996, among FEFG, FESC and LaSalle National Bank, as backup servicer.

        "1996 Trust Indenture" means that certain Indenture dated as of June 1, 1996 between FESC and LaSalle National Bank, as Trustee.

        "1997 Sale and Servicing Agreement means the Sale and Servicing Agreement dated as of March 1, 1997, among Borrowers, FESC II and LaSalle National Bank, as backup servicer.

        "1997 Trust Indenture" means that certain Indenture dated as of March 1, 1997 between FESC II and LaSalle National Bank, as Trustee.

        "Off Balance Sheet Securitized Portfolio" means all of the Automobile Finance Receivables sold or contributed to an SPE in connection with a Securitization Transaction which Automobile Finance Receivables would not thereafter be reflected on the consolidated balance sheet of Borrowers and their subsidiaries in accordance with generally accepted accounting principles.

        "Permitted Securitization Transaction" means the Existing
Securitization Transaction and any Securitization Transaction hereafter entered into by Borrowers with the written consent of Agent and Banks.

        "Securitized Portfolio" means all Automobile Finance Receivables contributed to an SPE in connection with a Permitted Securitization Transaction exclusive of the Off Balance Sheet Securitized Portfolio.

        1.2 Section 7.27 of the Loan Agreement is hereby amended and restated in its entirety as follows:

        "7.27 Modification of Certain Agreements. Neither Borrower nor any of its Subsidiaries shall consent to or enter into any amendment, supplement or other modification of any term, provision or agreement contained in any of the Securitization Transaction Documents, if such amendment, supplement or other modification would be materially adverse to the Banks, in their sole judgment."

        1.3 Section 10.1(m) is hereby amended and restated in its entirety as follows:

        "(m) If an "Event of Default" (as defined in either the 1996
        Trust Indenture or the 1997 Trust Indenture) shall occur under either the

        1996 Trust Indenture or the 1997 Trust Indenture, or either
        Borrower or any of their Subsidiaries shall be in default of any term, covenant, obligation or condition under the Securitization Transaction Documents which has not been cured within the time provided therein, if any."

        1.4 Schedule 6.9 of the Loan Agreement is hereby amended and restated in its entirety in the form of Exhibit A hereto.

        SECTION 2 REPRESENTATIONS AND WARRANTIES

        To induce the Banks to consent to the 1997 Securitization and the formation and capitalization of FESC II and amend the Loan Agreement, Borrowers represent and warrant to Banks that:

        2.1 Compliance with Loan Agreement. On the date hereof, Borrowers are in compliance with the terms and provisions set forth in the Loan Agreement (as modified by this Amendment), and no unwaived Event of Default specified in
Section 10 of the Loan Agreement nor any event which would, upon notice or lapse of time, or both, constitute such an Event of Default, has occurred.

        2.2 Representations and Warranties. On the date hereof, the representations and warranties and covenants set forth in Sections 6 and 7 of the Loan Agreement (as modified by this Amendment) are true and correct with the same effect as though such representations and warranties and covenants had been made on the date hereof, except to the extent that such representations and warranties and covenants expressly relate to an earlier date.

        2.3 Corporate Authority of Borrowers. Borrowers have full power and authority to enter into this Amendment, to borrow additional funds and to incur and perform the obligations provided for under this Amendment and the Loan Agreement, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders or of any public authority or regulatory body is required as a condition to the validity or enforceability of this Amendment.

        2.4 Amendment as Binding Agreement. This Amendment constitutes the valid and legally binding obligation of Borrowers, fully enforceable against Borrowers, in accordance with its terms.

        2.5 No Conflicting Agreements. The execution and performance by the Borrowers of this Amendment will not (i) violate any provision of law, any order of any court or other agency of government, any provision of the Articles or By-Laws of either Borrower, or (ii) violate any indenture, contract, agreement or other instrument to which either Borrower is a party, or by which its property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under, any such indenture, contract, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of either Borrower.

        SECTION 3  CONDITIONS PRECEDENT

        The agreement by the Banks to amend the Loan Agreement and to provide their consents is subject to the following conditions precedent:

        3.1 Each Borrower shall have executed and delivered to Banks a certified copy of the resolutions of its Board of Directors authorizing the execution and delivery of this Amendment and the consummation of the transactions contemplated thereby.

        3.2 FESC II shall have provided to Agent a certificate of its corporate secretary attaching (i) the Articles of Incorporation of FESC II, (ii) the By-laws of FESC II, and (iii) a good standing certificate of FESC II in the State of Delaware and qualifications as a foreign corporation in all jurisdictions where FESC is required to be qualified.

        SECTION 4  CONSENT TO TRANSACTIONS

        4.1 FESC II. Upon the satisfaction of the conditions precedent set forth in Section 3 hereof, notwithstanding any provisions of the Loan Agreement to the contrary, Banks hereby consent to the formation and capitalization of FESC II to the extent required by Delaware corporate law.

        4.2 1997 Securitization. Upon satisfaction of the conditions precedent set forth in Section 3 hereof, and provided that Agent has received copies of all 1997 Securitization Transaction Documents in their execution form reasonably requested by Agent, together with a schedule of all Automobile Finance Receivables to be sold in the 1997 Securitization Transaction, and Agent shall have determined that no selection procedures believed by Agent to be adverse to the interest of the Banks have been used in the selection of the Automobile Finance Receivables to be sold in the 1997 Securitization Transaction, except for criteria specifically set forth in the 1997 Sale and Servicing Agreement, Banks hereby consent to: (i) each of Borrowers and FESC II entering into the 1997 Securitization Transaction Documents, (ii) the execution and filing by Borrowers and FESC II, prior to the closing date of the 1997 Securitization of UCC-1's required by the 1997 Securitization Transaction Documents, (iii) the execution and delivery by Agent on behalf of the Banks, to Borrower of a Payoff Letter in the form of Exhibit 4.2 to this Amendment to evidence satisfaction of all of the conditions precedent to the consent of the Banks to the 1997 Securitization, and (iv) each of Borrowers and FESC II performing their respective obligations under the 1997 Securitization Transaction Documents, including, without limitation, the following:

        (a) the sale to FESC II by Borrowers on the closing date of the 1997 Securitization, and the purchase by FESC II from Borrowers, of (i) those "Receivables" (as such term is defined in the 1997 Sale and Servicing Agreement) listed in Schedule A of the 1997 Sale and Servicing Agreement, which as of January 31, 1997, had an aggregate Principal Balance (as defined in the 1997 Securitization Transaction Documents) of not more than $48,000,000, together with all collections on such Receivables received thereunder during the period from the Cutoff Date (as defined in the 1997 Sale and Servicing Agreement) and all Liquidation Proceeds and recoveries received with respect to such Receivables and (ii) the "Other Conveyed Property" (as such term is defined in the 1997 Sale and Servicing Agreement);

        (b) the repurchase by Borrowers of such Receivables in whole or in part, as required or optionally permitted under the 1997 Sale and Servicing Agreement; provided, however, any Receivables repurchased by Borrowers under the 1997 Sale and Servicing Agreement shall not be considered Eligible Automobile Finance Receivables, but shall be Collateral securing the Obligations;

        (c) the indemnification of LaSalle National Bank, as the Backup Servicer and the Trustee, the holders of the Notes and the Security Insurer and the payment of their fees, premiums and expenses by Borrowers and FESC II pursuant to the 1997 Securitization Transaction Documents; and

        (d) the guaranty by FEFG of the obligations of FESC II and Borrowers to LaSalle National Bank, as the Backup Servicer and Trustee, pursuant to the 1997 Securitization Transaction Documents.

        SECTION 5  PROCEDURES REGARDING RELEASE OF LIENS

        5.1 Subject to the conditions set forth herein, the Banks hereby authorize the Agent to release and discharge on the closing date of the 1997 Securitization all security interests granted by the Borrowers to the Agent in the Receivables (as defined in the 1997 Sale and Servicing Agreement) and Other Conveyed Property which are the subject of the 1997 Securitization Transaction as more particularly described on Schedule A to the 1997 Sale and Servicing Agreement. The Agent, as agent for the Banks, hereby releases and discharges all security interests granted by the Borrowers to the Agent in the Receivables and the Other Conveyed Property, subject to the conditions set forth in Section
5.3 hereof. Agent hereby agrees to execute, acknowledge and deliver to Borrowers and FESC II such instruments, agreements and other documents, including, without limitation, UCC partial release statements releasing the Receivables (as defined in the 1997 Sale and Servicing Agreement) and the Other Conveyed Property from the lien of any UCC financing statements filed against Borrowers, and take all such further actions as Borrowers or FESC II shall reasonably request in order to effect the release, discharge and termination described in this section.

        5.2 Acknowledgment that Receivables and Other Conveyed Property is Not Collateral. The Lenders and the Agent acknowledge that, after the consummation of the 1997 Securitization, certain documents, instruments and agreements and other property which relate to the Receivables (as defined in the 1997 Sale and Servicing Agreement) and the Other Conveyed Property (the "Receivables Related Property") will remain in Borrowers' possession, but that FEFG or FEAC will hold such Receivables Related Property either in their capacities as servicer and subservicer respectively, for FESC II and as custodian for the Trustee, and that neither the Receivables Related Property nor any proceeds thereof shall constitute Collateral for any purpose under the Loan Agreement.

        5.3 Effectiveness. The Consent provided herein to the 1997 Securitization shall be effective upon the execution and delivery to Borrowers and the Agent by Borrowers, each Bank and the Agent of a counterpart of this Amendment; provided, however, the lien release provisions of Section 5.1 hereof shall be effective only upon receipt by the Agent of evidence satisfactory to the Agent that the net cash proceeds from the sale by Borrowers to FESC II (exclusive of amounts required to be contributed to the capitalization of FESC), but in no event less than the Payoff Amount, has been received in immediately available funds by the Agent to be applied to repay outstanding amounts under the Loan Agreement.

        SECTION 6 REPURCHASE

        If at any time either Borrower repurchases any Receivables in whole or in part as required or optionally permitted under the 1997 Sale and Servicing Agreement, FEFG shall notify Agent within five (5) days after such repurchase, and Borrowers agree that they shall execute and deliver to Agent any financing statements, documents or agreements deemed necessary by Agent to perfect Agent's lien on and security interest in such repurchased Receivables.

        SECTION 7  GENERAL PROVISIONS

        7.1 Except as amended by this Amendment, the terms and provisions of the Loan Agreement shall remain in full force and effect and are hereby affirmed, confirmed and ratified in all respects. Borrowers ratify, confirm and affirm without condition, all liens and security interests granted to the Banks and the Agent pursuant to the Loan Agreement and the Loan Documents, and such liens and security interests shall continue to secure the Obligations, including but not limited to, all loans made by the Bank to the Borrowers under the Loan Agreement as amended by this Amendment.

        7.2 This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois, and the obligations of Borrowers under this Amendment are and shall arise absolutely and unconditionally upon the execution and delivery of this Amendment.

        7.3  This Amendment may be executed in any number of counterparts.

        7.4 Borrowers hereby agree to pay all out-of-pocket expenses incurred by Banks in connection with the preparation, negotiation and consummation of this Amendment, and all other documents related thereto, including without limitation, the reasonable fees and expense of Agent's counsel, and any filing fees required in connection with the filing of any documents necessary to consummate the provisions of this Amendment. Notwithstanding anything contained herein to the contrary, the only legal fees for which Borrowers shall be responsible are the fees and expenses of Agent's counsel.

        7.5 On or after the effective date hereof, each reference in the Loan Agreement or any of the Loan Documents to this "Agreement" or words of like import, shall unless the context otherwise requires, be deemed to refer to the Loan Agreement as amended hereby.

        7.6 Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        7.7 The consents granted herein are effective only in the instances and for the purposes for which they are given and shall not constitute a course of conduct or dealing.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

BORROWERS:                                 FIRST ENTERPRISE FINANCIAL
                                           GROUP, INC.

                                           By:    /s/ Jan W. Erfert
                                                  ---------------------------
                                           Title: Vice President
                                                  ---------------------------


                                           FIRST ENTERPRISE ACCEPTANCE
                                           COMPANY

                                           By:    /s/ Michael P. Harrington
                                                  ---------------------------
                                           Title: Chairman
                                                  ---------------------------

    BANKS:                               LASALLE NATIONAL BANK,
                                         individually and as Agent

                                         By:    /s/ Terry M. Keating
                                                ---------------------------
                                         Title: First Vice President
                                                ---------------------------

                                         FIRST MIDWEST BANK, N.A.

                                         By:    /s/ Edward Melton
                                                ---------------------------
                                         Title: Senior Vice President
                                                ---------------------------

                                         BANK ONE, ILLINOIS, NA

                                         By:    /s/ Michael Moran
                                                ---------------------------
                                         Title: Vice President
                                                ---------------------------

                                         THE FIRST NATIONAL BANK OF
                                         CHICAGO

                                         By:    /s/ Craig Goldsmith
                                                ---------------------------
                                         Title: Assistant Vice President
                                                ---------------------------

                                         HARRIS BANK PALATINE, N.A.

                                         By:    /s/ Paul E. Bailey
                                                ---------------------------
                                         Title: Vice President
                                                ---------------------------

                                         FLEET BANK, NATIONAL
                                         ASSOCIATION

                                         By:    /s/ Christine Montagna
                                                ---------------------------
                                         Title: Vice President
                                                ---------------------------

                                         CORESTATES BANK, N.A.

                                         By:    /s/ Rita H. Stempin
                                                ---------------------------
                                         Title: Vice President
                                                ---------------------------

Exhibit A to Second Amendment

                                  Schedule 6.9

                                  Subsidiaries

First Enterprise Securitization Corp., a Delaware corporation
First Enterprise Securitization Co. II, a Delaware corporation
First Enterprise Acceptance Company, an Illinois corporation

                                  EXHIBIT 4.2


                                 PAYOFF LETTER


        THIS PAYOFF LETTER (this "Letter") dated as of March 7, 1997, is made by and between FIRST ENTERPRISE SECURITIZATION CO. II, a Delaware corporation ("Purchaser"), FIRST ENTERPRISE FINANCIAL GROUP, INC., an Illinois corporation and FIRST ENTERPRISE ACCEPTANCE COMPANY, an Illinois corporation (collectively, "Sellers") and LASALLE NATIONAL BANK, as agent on behalf of itself and certain other lenders ("Lender").

                                  BACKGROUND:

        A. Pursuant to the terms of the Sale and Servicing Agreement dated as of March 1, 1997 among Sellers, Purchaser and Lender, as Backup Servicer (the "Servicing Agreement"), (i) Purchaser is purchasing from Sellers certain retail sale contracts and related payments, collateral and rights identified in the Servicing Agreement (the "Receivables") from Sellers and (ii) to finance the purchase of the Receivables, Purchaser is issuing a series of notes which will be secured by a pledge of the Receivables to LaSalle National Bank, as trustee ("Trustee") for the benefit of the note holders (collectively, the foregoing transactions are referred to herein as the "Securitization Transaction").

        B. Lender has, from time to time, made revolving loans and advances to Sellers and will in the future make revolving loans and advances to Sellers pursuant to the terms of a certain Fourth Amended and Restated Revolving Credit Agreement dated as of October 15, 1996, as heretofore and hereafter amended (together with all of the instruments, documents and agreements executed in connection therewith, the "Credit Agreement"), which loans and advances are secured by a lien on the "Collateral" (as such term is described in the Credit Agreement).

        C. All terms used herein without definition shall have the same meanings assigned to such terms in the Servicing Agreement or the Credit Agreement, as applicable.

        NOW, THEREFORE, for good and sufficient consideration, the receipt of which is hereby acknowledged, it is hereby agreed as follows:

        1. Lender acknowledges and agrees that it has consented to the Securitization Transaction and that all conditions precedent to the effectiveness of such consent have been satisfied.

        2. Upon the receipt by Lender of not less than $__________ in proceeds, Lender hereby releases its lien on the Receivables and Lender agrees to promptly deliver to Purchaser all UCC-3's required to release all security interests in, liens on and encumbrances of Lender in the purchased Receivables listed on the Schedule of Receivables to the Servicing Agreement.

        3. This Letter shall be governed by and construed in accordance with the laws of the State of Illinois.

        IN WITNESS WHEREOF, the parties have executed this Letter as of the day and year first above written.

                                       LASALLE NATIONAL BANK


                                       By:     _______________________________
                                       Title:  _______________________________

                                       FIRST ENTERPRISE FINANCIAL
                                       GROUP, INC.


                                       By:     _______________________________
                                       Title:  _______________________________

                                       FIRST ENTERPRISE
                                       SECURITIZATION CO. II


                                       By:     _______________________________
                                       Title:  _______________________________

                                       FIRST ENTERPRISE ACCEPTANCE
                                       COMPANY


                                       By:     _______________________________
                                       Title:  _______________________________